Supplement Dated August 11, 2014

to the

Prospectus Dated May 1, 2014 for ZALICO Advantage III

issued by

Zurich American Life Insurance Company

through its

ZALICO Variable Annuity Separate Account

This Supplement updates certain information in your variable annuity contract (“Contract”) Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

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The following changes will take effect on August 11, 2014:

The “DWS Funds” will become known as the “Deutsche Funds” and the below listed DWS funds and share classes, as applicable, will be renamed as follows:

DWS Variable Series I (Class A)	Deutsche Variable Series I (Class A)
DWS Bond VIP	Deutsche Bond VIP
DWS Capital Growth VIP	Deutsche Capital Growth VIP
DWS Core Equity VIP	Deutsche Core Equity VIP
DWS International VIP	Deutsche International VIP

DWS Variable Series II (Class A)	Deutsche Variable Series II (Class A)
DWS Global Equity VIP	Deutsche Global Equity VIP
DWS Global Income Builder VIP	Deutsche Global Income Builder VIP
DWS Government & Agency Securities VIP	Deutsche Government & Agency Securities VIP
DWS High Income VIP	Deutsche High Income VIP
DWS Large Cap Value VIP	Deutsche Large Cap Value VIP
DWS Money Market VIP	Deutsche Money Market VIP
DWS Small Mid Cap Growth VIP	Deutsche Small Mid Cap Growth VIP
DWS Small Mid Cap Value VIP	Deutsche Small Mid Cap Value VIP

In addition, any references to “DWS Investments” will become “Deutsche Asset & Wealth Management.”

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If you have any questions regarding this Supplement, please call the Service Center at 1-800-449-0523 (toll free), or write at PO Box 19097, Greenville, South Carolina, 29602-9097.